The 18
th
Annual
Emerald Groundhog Day Investment Forum
February 2, 2011
The Radisson Plaza- Warwick Hotel
Philadelphia, Pennsylvania
Jeffrey W. Embly
Jeffrey W. Embly
Embly
EVP, Chief Credit /Risk Officer EVP, Chief Credit /Risk Officer
Bradley S. Everly
Bradley S. Everly
Everly
EVP, Chief Financial Officer EVP, Chief Financial Officer
Thomas R. Quinn, Jr. Thomas R. Quinn, Jr.
President & Chief Executive Officer President & Chief Executive Officer
NASDAQ: ORRF
Exhibit 99.1

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Safe Harbor Regarding Forward-Looking Statements
This presentation may contain forward-looking information about Orrstown Financial Services, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various risks, uncertainties and other factors.  Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following:
ineffectiveness of the Company’s business strategy due to changes in current or future market conditions; the effects of competition, including industry consolidation and development of competing financial products and services; changes in laws and regulations, including the recent
Dodd-Frank Wall Street Reform and Consumer Protection Act; interest rate movements; changes in credit quality; volatilities in the securities markets; and deteriorating economic conditions, and other risks and uncertainties, including those detailed in Orrstown Financial Services,
Inc.’s filings with the Securities and Exchange Commission. The statements are valid only as of the date hereof and Orrstown Financial
Services, Inc. disclaims any obligation to update this information.
Non-GAAP Financial Measures
This presentation contains the non-GAAP financial measures, ratio of  tangible common equity to tangible assets and return on average tangible equity.  In order to calculate tangible common equity and tangible assets, the Company's management subtracts intangible assets from both common equity and assets. The Company calculates the return on average tangible equity by excluding the balance of intangible assets and their related amortization expense from the calculation of return on average equity.  Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are set forth in the Appendix.
Legal Disclaimers

ORRSTOWN
BANK

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

(1) Ranking based on 3 year ROAE of publicly traded banks and thrifts of major exchanges, pink sheets, and bulletin boards. Private companies that file with the SEC are also included. Source: SNL Financial
(2)
As published by the Central Penn Business Journal  (Based on minimum revenue of $500,000 for 3 years. Companies were first ranked by dollar growth year one to year three, combined with percentage of growth year one to year three.)
Franchise Overview
• Headquartered in Shippensburg, PA
• Founded in 1919
• 20 branches in Pennsylvania and Maryland
– 8 branches in Cumberland County, PA
– 7 branches in Franklin County, PA
– 4 branches in Perry County, PA
– 1 branch in Washington County, MD
• $1.512 billion in assets and $1.188 billion in
deposits at December 31, 2010
• In addition to community banking services, provides
trust and investment services to individuals,
businesses, non-profits and municipalities ($929
million of trust and brokerage assets at 12/31/2010)
• Ranked as one of the top 200 best performing
community banks in the nation since 2006
(1)
• Recognized for the 8
th
time by the Central Penn
Business Journal  as one of the 50 Fastest Growing
Companies
(2)

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

• Listed on the NASDAQ Capital Market – April, 2009
• Included in the Russell 2000 & 3000 Indices – June, 2009 and June, 2010
• Selected as one of the top 200 best performing community banks in the nation by US Banker Magazine for 5 consecutive years
• Recognized as one of the 50 Fastest Growing Companies by the Central
Pennsylvania Business Journal for the 8 time
• Raised net capital proceeds of $37.6 million – March, 2010
• Posted record net income, by quarter, for all four quarters of 2010
Highlights
th

• In a challenging environment earnings up 24% year-over-year to $16,581,000
• Excellent Return Ratios:
– ROA:      1.21% for 2010
– ROE:    11.22% for 2010
– ROTE:  13.19% for 2010 (1)
• Asset Growth 12/31/09-12/31/10 up 26.4%
• Deposit Growth 12/31/09-12/31/10 up 29.9%
• Reduced NPAs by 32% (3/31/10 – 12/31/10)
• Reduced NPLs by 35% (3/31/10 – 12/31/10)
• NPAs/ Assets 1.07% at 12/31/2010
• NPLs/ Loans 1.56% at 12/31/2010
Highlights
(1) See Appendix regarding non-GAAP financial measures.
Source: Company Documents as of 12/31/10

Highlights
• Net Interest Margin up 6 bps to 3.72% for 2010 vs. 3.66% in 2009
• Lowered Cost of Funds for 24 consecutive months to 85 bps at December
2010
• Increased dividends for over 20 consecutive years, with a 10 year annual dividend CAGR
(1)
of 14.9%.
• Announced an increase in our quarterly cash dividend from 22.5 to 23 cents per share for the first quarter 2011
• Efficiency ratio 54.89% for the 12 months ended 12/31/2010
(1) Compound annual growth rate
Source: Company Documents

• Continued to take advantage of market dislocation to hire talented bankers
• Recently hired commercial lenders have generated $86 million in new loan volume since March, 2009
• Emphasis on growing mortgage business has resulted in 29% increase in total volume 2010 vs. 2009
– Expanded mortgage origination team in our East Shore market
– Began accepting mortgage applications online in 4Q ’10
• Trust/Brokerage assets grew 25.6% in 2010 to $929 million at 12/31/10
• Orrstown Financial Advisors net income up 40.4% & revenue up 27.3%
2010 vs. 2009
Highlights

JUNIATA
PERRY
DAUPHIN
HUNTINGTON
CUMBERLAND
FULTON
FRANKLIN
ADAMS
YORK
WASHINGTON
FREDERICK

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Targeted Market Area
• The combined population of the current
market area is approximately 578,401.
Over the next 5 years the Household
Income is expected to grow 12.4%
(1)
• The current combined market has over
$9.6 billion in total deposits as of June
30, 2010
• Orrstown has $1.188 billion deposits at
December 31, 2010, or approximately
12.3% of the total share in its market
area
(2)
• The four eastern contiguous counties
have total market deposits of $16.2
billion. Over the next 5 years the
Household Income is expected to grow
10.1%
(1)
(1) U.S. Census Bureau, 2009 Population Estimates, 2000 Census, 1990 Census
(2) Based on June 30, 2010 total deposits in market as reported by the FDIC
Source: SNL Financial; Company Documents as of 12/31/10
PENNSYLVANIA

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Market Share & Demographics
(1) Based on FDIC data as of June 30, 2010
Source: SNL Financial
* Based on FDIC data. Includes 20 full service branches; one drive up location in Perry County; and 1 branch in Washington County that was closed as of November 30, 2010
Total County
2010 Pop. Growth Institutions Deposit Deposits Mkt. Share
County Population '00 - '10 '10 - '15 Est. '00 - '10 '10 - '15 Est. in Market Totals ($000) Branches (%) Rank
Current Counties of Operations
Cumberland, PA 234,508 9.8% 4.2% 31.0% 14.2% 102 $5,184,059 $700,517 8 14.21 3
Franklin, PA 147,089 13.8% 5.8% 26.5% 11.9% 59 $1,924,968 $272,268 7 14.14 5
Perry, PA 45,900 5.3% 2.0% 20.6% 10.5% 21 $613,918 $93,675 5 15.26 4
Washington, MD 150,904 14.4% 6.0% 20.6% 12.8% 57 $1,922,271 $24,537
2
1.28 11
Aggregate / Median 578,401 11.8% 5.0% 23.5% 12.4% $9,645,216 $1,090,997
Contiguous Counties
York, PA 434,017 13.7% 5.1% 29.2% 10.7% 149 $6,151,520
Dauphin, PA 259,828 3.2% 1.5% 31.4% 14.5% 98 $5,274,611
Adams, PA 102,759 12.6% 2.6% 24.8% 9.5% 30 $1,191,582
Frederick, MD 232,704 19.2% 4.7% 28.2% 13.6% 87 $3,591,861
Aggregate / Median 1,029,308 7.9% 2.1% 27.0% 10.1% $16,209,574
Maryland 5,730,892 8.2% 1.9% 26.4% 13.7% 1,800 $112,624,504 $24,537 2 0.02% 116
Pennsylvania 12,574,407 2.4% 0.5% 31.5% 13.3% 4,717 $285,614,733 $1,066,460 20 0.37% 29
US 311,212,863 10.6% 3.9% 29.1% 12.4% 98,180 $6,911,804,490 $1,090,997 22 0.02% 442
Household Inc. Growth
ORRF Market Share
(1)
*
22
*

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Favorable Performance Relative
to Regional Peers (1)
(1) Includes publicly-traded Mid-Atlantic commercial banks with assets between $1bn and $2bn as identified in the Appendix
(2) See note in Appendix regarding non-GAAP financial measures
Source: Company Documents; SNL Financial
Peer
Metric ORRF High Low Average
YTD ROA 1.23% 1.42% (1.24)% 0.45%
YTD ROE 11.47% 15.76% (43.83)% 3.50%
YTD ROTCE 13.57% 18.81% (43.83)% 4.60%
Net Interest Margin 3.72% 5.00% 2.77% 3.70%
Efficiency Ratio 53.97% 101.37% 53.57% 66.55%
Non-Interest Income/ Revenue 30.96% 46.26% 5.83% 21.56%
Tangible Common Equity Ratio
(2)
9.80% 9.90% 2.90% 7.30%
Total Risk-Based Capital Ratio 14.90% 21.20% 7.20% 14.00%
Reserves/ Gross Loans 1.67% 3.91% 0.87% 1.63%
Reserves/ NPLs 107.00% 393.99% 23.46% 100.65%
Reserves/ NPAs 90.75% 393.99% 17.45% 95.38%
NPLs/ Gross Loans 1.57% 13.39% 0.32% 3.04%
NPAs/ Assets 1.15% 8.89% 0.15% 2.15%
NCOs/ Average Loans 0.48% 2.95% 0.02% 0.78%
Peer Range
As of 9/30/2010

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

(1) 2006 reflects the acquisition of the First National Bank of Newport ($120mm of assets and $106mm of deposits)
(2) NOTE: CAGR calculated from 12/31/05-12/31/2010: ‘05 Assets: 601,460; ‘05 Loans: 460,386; ‘05 Deposits: 462,822
Note: Dollar values in thousands
Source: Company Documents as of 12/31/10
Track Record of Strong Growth
Assets Loans Deposits
2006¹ 2007 2008 2009 2010 2006¹ 2007 2008 2009 2010 2006¹ 2007 2008 2009 2010
CAGR: 15.99%
CAGR: 20.74% CAGR: 20.23%
$809,031
$884,979
$1,051,783
$1,196,432
$1,511,722
$618,827
$701,964
$820,468
$881,074
$966,986
$638,719
$646,356
$757,368
$915,170
$1,188,377

Capital Ratios
(1) See note in appendix regarding non-GAAP financial measures
(2) Calculated in accordance with bank regulatory requirements
Source: Company documents as of 12/31/10, SNL Financial
(2)
(2) (2) (1)
- White line represents regulatory standard for being well capitalized
(before Capital Raise) (after Capital Raise)
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
8.00%
9.00%
10.00%
11.00%
12.00%
13.00%
14.00%
15.00%
TCE/ TA Tier 1 Leverage Tier 1 RBC Total RBC
Peer Group Average 9/30/10 ORRF 12/31/09
ORRF 12/31/10
7.30%
7.60%
9.40%
8.65%
7.60%
9.40%
12.47%
10.10%
13.60%
14.00%
11.30%
14.80%

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Deposit Composition
Source: Company Documents as of 12/31/10
(Dollars in Thousands)
December 31, 2007 December 31, 2008 December 31, 2009 December 31, 2010
Deposit Type Amount % of Total Amount % of Total Amount % of Total Amount % of Total
Period End Balances
Non-Interest Bearing DDA $91,365 14.1% $84,261 11.1% $90,676 9.9% $104,646 8.8%
Interest Bearing DDA 231,413        35.8% 272,372        36.0% 353,428        38.6% 427,085        35.9%
Savings deposits 64,292          9.9% 60,846          8.0% 60,032          6.6% 66,664          5.6%
Time deposits < $100,000 147,211        22.9% 211,354        27.9% 233,299        25.5% 415,516        35.0%
Time deposits > $100,000 112,075        17.3% 128,535        17.0% 177,735        19.4% 174,466        14.7%
Total $646,356 100.0% $757,368 100.0% $915,170 100.0% $1,188,377 100.0%
Annual Growth 1.2% 17.2% 20.8% 29.9%
Average Total Deposit Cost 2.89% 2.07% 1.52% 0.94%
•
Lowered Cost of Funds for 24 consecutive months
•
Core Deposit growth of 13%

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Investment Portfolio
Current Par Distribution
Source: Company Documents 12/31/2010
• As of December 31, 2010, the market value of the investment portfolio was approximately $432 million
• Duration of 4.7 years and average life of 5.6 years
• Investment portfolio is comprised of 99% A or better rated securities
• Currently do not hold any corporate or high-yield instruments
Debt Portfolio Breakdown by Rating
AAA
79.9%
AA
18.0%
A
1.2%
BBB
0.4%
NR
0.5%
Gov't Agency
27%
CMO
17%
MBS
33%
Municipal
22%
Cert. of Dep.
1%

1.12
1.02
0.92
0.82
0.72
0.62
0.52
0.42
0.32
0.22
0.12
0.02
-0.08
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
LTM as of 9/30/10
1.19
1.03
0.95
0.8
0.41
0.37
0.41
0.42
0.31
0.16
0.16
0.11
0.06
0.02
All Banks(1)
Mid Atlantic Banks(2)
$1-$5 Billion Banks
ORRF

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

Historical Credit Cycle Analysis
NCOs/ Average Loans
(1) All Banks as defined by SNL Financial
(2) Mid-Atlantic Banks as defined by SNL Financial
(3) $1-$5 Billion Banks as defined by SNL Financial
Source: Company Documents as of 12/31/10; SNL Financial
(3)

3.15
2.92
2.77
2.46
1.57
1.38
1.42
1.26
1.15
0.77
0.5
0.45
0.45
0.45
0.04
0.09
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
LTM as of 9/30/10
All Banks (1)
Mid Atlantic Banks (2)
$1-$5 Billion Banks (3)
ORRF

Orrstown Financial Services, Inc.
A Tradition of Excellence

Historical Credit Cycle Analysis
NPAs/ Assets
(1) All Banks as defined by SNL Financial
(2) Mid-Atlantic Banks as defined by SNL Financial
(3) $1-$5 Billion Banks as defined by SNL Financial
Source: Company Documents as of 12/31/10; SNL Financial

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Loan Portfolio Overview
Loan Stratification by Purpose
Gross Loans: $967  million
Most Recent Quarter Yield: 5.24%
Year to Date Yield: 5.42%
Source: Company Documents as of 12/31/10

Commercial
74%
Residential
Mortgage
13%
Home Equity
Loans & Lines
12%
Consumer
1%

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

Loan Portfolio Overview
Source: Company Documents as of 12/31/10
Commercial Loans by Purpose
Commercial Loans: $721 million
Construction &
Land
Development
16%
Multifamily
3%
Non-Owner
Occupied
20%
Owner Occupied
24%
C&I, Term and
Other
37%

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Construction & Land Development Portfolio: $117 Million
Loan Portfolio Overview
Construction & Land Development Breakdown
Source: Company Documents as of 12/31/10
Commercial
Raw Land
13%
Residential
Raw Land
19%
Commercial
Land
Development
5%
Residential
Land
Development
26%
Commercial
Vertical
Construction
13%
Residential
Vertical
Construction
24%

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Loan Portfolio Overview
Geographic Distribution¹ Commercial Loans by Industry
(1) Based on location where the borrower resides
Source: Company Documents as of 12/31/10
Cumberland,
PA
40%
Franklin, PA
27%
Perry, PA
6%
Washington,
MD
12%
Other
15%
Agriculture
2%
Construction &
Development
18%
Manufacturing
2%
Wholesale Trade
1%
Retail Trade
4%
Transport
1%
Finance
2%
CRE - Owner-Occ.
and Non Owner-
Occ.
42%
Professional
4%
Healthcare
3%
Service &
Entertainment
10%
Public Admin.
6%
Other
5%

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Asset Quality Summary
Source: Company Documents as of 12/31/10, SNL Financial
Calendar Year to Date
(Dollars in Thousands)
12/31/2008 12/31/2009 3/31/2010 6/30/2010 9/30/2010 12/31/2010
Loans on a Nonaccrual (cash) Basis 341 $             4,267 $          23,020 $         14,496 $         14,427 $         13,896 $
Loans whose Terms have been Renegotiated - - - - - 1,180
Total Non-Performing Loans 341 4,267 23,020 14,496 14,427 15,076
Other Real Estate Owned 608 1,065 873 1,264 2,528 1,112
Total Non-Performing Assets 949 5,332 23,893 15,760 16,955 16,188
90 Days Past Due and Still Accruing 6,176 6,155 8,929 7,255 3,526 2,249
Total Non-Performing and Other Risk Assets 7,125 $          11,487 $         32,822 $         23,015 $         20,481 $         18,437 $
Non-Performing Loans / Total Loans 0.04% 0.48% 2.56% 1.61% 1.57% 1.56%
Non-Performing Assets / Total Assets 0.09% 0.45% 1.82% 1.16% 1.15% 1.07%
Loan Loss Reserve 7,140 $          11,067 $         12,020 $         14,582 $         15,386 $         16,020 $
Loan Loss Reserves / Gross Loans 0.87% 1.26% 1.34% 1.62% 1.67% 1.66%
Reserves / NPLs 2,094% 259% 52% 101% 107% 106%
Net Charge-Offs 451 938 467 2,905 3,231 3,972
Net Charge-Offs / Average Loans 0.06% 0.11% 0.21% 0.65% 0.48% 0.44%
Provision / Net Charge-Offs 322% 519% 304% 221% 234% 225%

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Nonperforming Assets
NPAs by Market¹
(1) Based on location where the borrower resides
Source: Company Documents as of 12/31/10
(Dollar Values in Thousands)
Non-Acc. Total Gross NPAs /
County Loans TDRs OREO NPAs Loans Loans+REO
Cumberland, PA $8,801 $0 $126 $8,927 $389,376 2.29%
Franklin, PA $1,543 $710 $711 $2,964 $261,050 1.13%
Perry, PA $1,251 $0 $0 $1,251 $53,822 2.32%
Washington, MD $1,100 $470 $50 $1,620 $118,951 1.36%
Other $1,201 $0 $225 $1,426 $143,787 0.99%
Total $13,896 $1,180 $1,112 $16,188 $966,986 1.67%
Cumberland, PA
55%
Franklin, PA
18%
Perry, PA
8%
Washington,
MD
10%
Other
9%

All Banks(1)
Mid Atlantic(2)
$1-$5 Billion Banks(3)
ORRF
2.05%
1.95%
1.85%
1.75%
1.65%
1.55%
1.45%
1.35%
1.25%
1.15%
1.05%
0.95%
0.85%
1.98
1.87
1.66
1.67
1.49
2005
2006
2007
2008
2009
9/30/2010
12/31/2010

All Banks(1)
Mid Atlantic(2)
$1-$5 Billion Banks(3)
ORRF
3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
3.15
2.77
1.57
1.15
1.07
2005
2006
2007
2008
2009
9/30/2010
12/31/2010

All Banks(1)
Mid Atlantic(2)
$1-$5 Billion Banks(3)
ORRF
3.00
2.50
2.00
1.50
1.00
0.50
0.00
3.3
2.87
1.67
1.39
1.22
2005
2006
2007
2008
2009
9/30/2010
12/31/2010

All Banks(1)
Mid Atlantic(2)
$1-$5 Billion Banks(3)
ORRF
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
1.02
0.61
0.48
0.44
0.23
2005
2006
2007
2008
2009
9/30/2010
12/31/2010

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Credit Quality Trends
Net Charge-Offs / Average Loans
Non-Performing Assets / Total Assets Reserves / Loans
(1) All Banks as defined by SNL Financial
(2) Mid Atlantic Banks as defined by SNL Financial
(3) $1-$5 Billion Dollar Banks as defined by SNL Financial
Source: Company Documents as of 12/31/10; SNL Financial
NPAs +90days Delinq/ Assets

• Established South Central Pennsylvania bank with a history of strong performance
• Emphasis on credit quality, return to shareholders, solid
financial performance, and delivering peer-group leading
results
• Well-positioned for future growth throughout the region, both organically and through acquisitions
• Deep and experienced management team with strong
community ties and operational ability
Compelling Investment Considerations

25 APPENDIX

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Experienced Management Team
Executive Title
Thomas R. Quinn, Jr. President / CEO 2 Years 20 Years
Jeffrey W. Embly Executive Vice President / Chief Credit/Risk Officer 14 Years 20 Years
Bradley S. Everly Executive Vice President / Chief Financial Officer 14 Years 33 Years
Philip E. Fague Executive Vice President / Mortgage & Consumer Business  23 Years 23 Years
Jeffrey S. Gayman Senior Vice President / Chief Commercial Officer 15 Years 16 Years
Barbara E. Brobst Senior Vice President, Senior Trust Officer, Orrstown Financial Advisors 14 Years 29 Years
Gary R. Holder Senior Vice President / Chief Retail Officer 8 Years 19 Years
Michelle N. Paulnock Senior Vice President of Operations 2 Years 34 Years
Benjamin S. Stoops Senior Vice President / Chief Technology Officer 13 Years 40 Years
Douglas P. Barton Senior Vice President & Chief Accounting Officer 1 Years 7 Years
Mark G. Bayer Vice President  & Director of Marketing 4 Years 25 Years
Stephen C. Caldwell Vice President  & Director of Human Resources 10 Years 10 Years
Years with ORRF Banking Experience

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Summary Financial Highlights
(1) See note in Appendix regarding non-GAAP financial measures
Source: Company Documents as of 12/31/10
Year Ended December 31,
(Dollar Values in Thousands) 2005 2006 2007 2008 2009 2010
Total Assets $601,460 $809,031 $884,979 $1,051,783 $1,196,432 $1,511,722
Gross Loans $460,386 $618,827 $701,964 $820,468 $881,074 $966,986
Total Deposits $462,822 $638,719 $646,356 $757,368 $915,170 $1,188,377
Total Shareholder's Equity $57,310 $89,388 $96,124 $103,347 $110,886 $160,484
Net Income $9,987 $11,632 $12,558 $13,103 $13,373 $16,581
Basic Earnings Per Share $1.76 $1.87 $1.95 $2.04 $2.09 $2.18
Diluted Earnings Per Share $1.74 $1.86 $1.94 $2.03 $2.07 $2.17
Return on Average Assets 1.81% 1.61% 1.50% 1.38% 1.19% 1.21%
Return on Average Equity 18.69% 15.10% 13.64% 13.20% 12.48% 11.22%
Return on Average Tangible Equity
(1)
19.28% 18.98% 18.02% 17.02% 15.73% 13.19%
Net Interest Margin 4.55% 4.32% 4.08% 3.93% 3.66% 3.72%
Efficiency Ratio 52.86% 53.98% 55.58% 56.73% 58.85% 54.89%
Non-Interest Expense / Avg. Assets 3.14% 2.94% 2.96% 2.97% 2.82% 2.76%
Tang. Common Equity / Tang. Assets
(1)
9.2% 8.6% 8.7% 8.0% 7.6% 9.4%
Total Risk-Based Capital Ratio 12.8% 12.0% 11.6% 10.9% 11.3% 14.8%
Non-Performing Assets / Assets 0.30% 0.05% 0.04% 0.09% 0.45% 1.07%
Loan Loss Reserves / Gross Loans 0.96% 0.89% 0.87% 0.87% 1.26% 1.66%

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Regional Peer Analysis
(1) See note in appendix regarding non-GAAP financial measures
Note: Includes publicly-traded commercial banks with assets between $1bn and $2bn headquartered in the Mid Atlantic
Financial data as of September 30, 2010; Market data as of January 7, 2011
Source: Company Documents and SNL Financial
Balance Sheet
Non-
Total Int. Inc./ Res./ NCOs/ NPAs/
Total Total Gross TCE / RBC Eff. Total Gross Res./ Ave Total Market Dividend
Assets Deposits Loans TA
(1)
Ratio ROAA ROAE NIM Ratio Rev. Loans NPAs Loans Assets Cap. Yield
Company St. Ticker ($mm) ($mm) ($mm) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) ($mm) (%)
Arrow Financial Corporation NY AROW 1,960 1,547 1,155 7.0 15.4 1.19 14.95 3.67 57.23 21.65 1.27 393.99 0.06 0.18 300.1 3.74
Eagle Bancorp, Inc. MD EGBN 2,006 1,646 1,602 8.8 12.7 0.82 7.91 4.05 62.04 7.54 1.39 68.67 0.37 1.65 267.4 0.00
Suffolk Bancorp NY SUBK 1,690 1,475 1,142 8.9 12.8 0.86 10.41 5.00 54.25 11.84 1.92 46.52 0.56 2.68 245.1 2.37
First United Corporation MD FUNC 1,795 1,386 1,044 3.2 12.3 (0.43) (7.56) 2.77 73.14 23.28 2.33 37.58 0.78 3.70 26.7 0.92
First of Long Island Corporation NY FLIC 1,685 1,308 883 9.9 21.2 1.16 14.25 3.85 53.62 10.72 1.41 274.65 0.05 0.15 247.4 3.09
State Bancorp, Inc. NY STBC 1,645 1,386 1,114 7.2 13.3 0.64 6.88 4.26 62.92 5.83 2.92 208.16 0.78 0.48
154.1
2.16
Canandaigua National Corporation NY CNND 1,665 1,478 1,219 6.4 14.0 1.12 15.76 4.28 59.70 30.38 1.29 60.23 0.36 1.59 158.9 3.39
Peapack-Gladstone Financial Corporation NJ PGC 1,480 1,320 944 6.5 13.6 0.52 6.69 3.65 66.66 22.28 1.49 48.07 0.87 2.11 117.4 1.50
Tower Bancorp, Inc. PA TOBC 1,619 1,356 1,334 9.4 13.2 0.48 4.51 3.65 69.56 16.19 0.95 86.89 0.21 0.72 158.5 5.08
Alliance Financial Corporation NY ALNC 1,447 1,125 903 6.6 14.3 0.82 9.38 3.58 65.69 29.96 1.16 115.70 0.33 0.73 154.6 3.65
First Mariner Bancorp MD FMAR 1,333 1,107 985 2.9 7.2 (1.24) (43.83) 2.86 99.04 46.26 1.54 17.45 1.78 6.00 9.2 0.00
Royal Bancshares of Pennsylvania, Inc. PA RBPAA 1,118 743 620 6.3 17.0 (0.89) (10.18) 2.88 101.37 14.65 3.91 19.53 2.95 8.89 25.4 0.00
Citizens & Northern Corporation PA CZNC 1,308 984 727 9.9 16.8 1.42 12.28 3.75 53.57 24.10 1.18 89.21 0.02 0.69 187.8 3.10
VIST Financial Corp. PA VIST 1,361 1,078 931 5.2 12.7 0.26 2.69 3.43 69.83 32.91 1.55 33.97 0.76 2.61 53.7 2.43
Bryn Mawr Bank Corporation PA BMTC 1,714 1,260 1,181 8.0 13.2 0.34 3.76 3.81 66.53 32.68 0.87 76.13 1.14 1.02 214.2 3.19
Center Bancorp, Inc. NJ CNBC 1,221 837 702 7.9 14.1 0.50 5.52 3.34 61.67 8.57 1.25 51.49 0.55 0.78 144.3 1.35
CNB Financial Corporation PA CCNE 1,363 1,115 757 7.9 15.9 0.88 12.20 3.70 58.93 18.59 1.43 58.71 0.28 0.80 179.4 4.50
Shore Bancshares, Inc. MD SHBI 1,135 982 906 9.4 13.0 (0.29) (2.66) 3.98 62.15 30.73 1.45 29.94 2.12 3.86 91.9 2.20
High 2,006 1,646 1,602 9.9 21.2 1.42 15.76 5.00 101.37 46.26 3.91 393.99 2.95 8.89 300.1 5.08
Low 1,118 743 620 2.9 7.2 (1.24) (43.83) 2.77 53.57 5.83 0.87 17.45 0.02 0.15 9.2 0.00
Mean 1,530 1,230 1,008 7.3 14.0 0.45 3.50 3.70 66.55 21.56 1.63 95.38 0.78 2.15 152.0 2.37
Median 1,550 1,284 964 7.5 13.5 0.58 6.79 3.69 62.54 21.96 1.42 59.47 0.56 1.31 156.5 2.40
Orrstown Financial Services, Inc. PA ORRF 1,478 1,139 922 9.8 14.9 1.23 11.47 3.72 53.97 30.96 1.67 90.75 0.48 1.15 220.4 3.26
Asset Quality Profitability Valuation

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Ratio of Tangible Common Equity to Tangible
Assets
The ratio of tangible common equity to tangible assets is a non-GAAP-based financial measure calculated using non-GAAP-
based amounts. The most directly comparable GAAP-based measure is the ratio of stockholders’ equity to assets.  In order to calculate tangible common equity and tangible assets, the Company’s management subtracts intangible assets from both common equity and assets.  Tangible common equity is then divided by tangible assets to arrive at the ratio of tangible common equity to tangible assets.  Management uses the ratio of tangible common equity to tangible assets to assess the strength of the Company’s capital position.  This is consistent with the treatment by bank regulatory agencies, which exclude goodwill and other intangible assets from the calculation of risk-based capital ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. A reconciliation of the ratio of stockholders’ equity to assets and tangible common equity to tangible assets is set forth below.
(Dollar Values in Thousands)
2005 2006 2007 2008 2009 9/30/2010 12/31/2010
Common Equity 57,310 89,388 96,124 103,347 110,886 163,933 160,484
Intangible Assets 1,935 21,567 21,368 21,186 20,938 20,751 20,698
Tangible Common Equity 55,375 67,821 74,756 82,161 89,948 143,182 139,786
Assets 601,460 809,031 884,979 1,051,783 1,196,432 1,477,780 1,511,722
Intangible Assets 1,935 21,567 21,368 21,186 20,938 20,751 20,698
Tangible Assets 599,525 787,464 863,611 1,030,597 1,175,494 1,457,029 1,491,024
Equity/ Assets 9.53% 11.05% 10.86% 9.83% 9.27% 11.09% 10.62%
Tangible Common Equity/ Tangible Assets 9.24% 8.61% 8.66% 7.97% 7.65% 9.83% 9.38%
Year Ended December 31,

Orrstown
Financial Services, Inc.
A Tradition of Excellence

Return on Average Tangible Equity
Return on average tangible equity is a non-GAAP-based financial measure calculated using non-GAAP-based amounts.  The most directly comparable measure is return on average equity, which is calculated using GAAP-based amounts.  The
Company calculates the return on average tangible equity by excluding the balance of intangible assets and their related amortization expense from the calculation of return on average equity.  Management uses the return on average tangible equity to assess the Company’s core operating results and believes that this is a better measure of our performance.
Management uses the return on average tangible assets and equity to assess the Company’s core operating results and believes that this is a better measure of our operating performance, as it is based on the Company’s tangible assets and capital.  Further we believe that by excluding the impact of purchase accounting adjustments it allows for a more meaningful comparison with the Company’s peers; particularly those that may have not have acquired other companies.  Lastly, the exclusion of goodwill and intangible assets is consistent with the treatment by bank regulatory agencies, which exclude these amounts from the calculation of risk-based capital ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  A reconciliation of return on average equity to the return on average tangible equity is set forth below.
(Dollar Values in Thousands, Except PerShare)
2005 2006 2007 2008 2009 9/30/2010 12/31/2010
18.69% 15.10% 13.64% 13.20% 12.48% 11.47% 11.22%
0.59% 3.88% 4.38% 3.82% 3.25% 2.10% 1.97%
19.28% 18.98% 18.02% 17.02% 15.73% 13.57% 13.19%
Year Ended December 31,
Return on average equity (GAAP basis)
Effect of excluding average intangible assets and related amortization
Return on average tangible equity

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Jeffrey W. Embly
EVP, Chief Credit /Risk Officer
jembly@orrstown.com
Thomas R. Quinn, Jr.
President & Chief Executive Officer
tquinn@orrstown.com
Bradley S. Everly
EVP, Chief Financial Officer
beverly@orrstown.com
717-530-3521